Exhibit 10.1

GLOBAL MOBILETECH, INC.

Subscription Agreement

25 West Cataldo, Suite A,

Spokane, WA 99202

T: 011 (603) 7956 7026

F: 011 (603) 7956 9970

This Subscription Agreement (this "Agreement") is made by and between Global MobileTech, Inc. (the "Company") and the undersigned (the "Investor").  The Company is offering a maximum of 554,730 shares of its common stock and 1 three year callable warrant to purchase 1 additional share of common stock at an exercise price of $1.00 per share for every 2 shares purchased in this Offering according to the terms set forth below (the "Securities"). The Investor will have the opportunity to subscribe to the Securities until July 7, 2010, unless this offer is terminated sooner by the Company or the Company has accepted subscriptions for all available shares.

The parties hereto agree as follows:

Article 1

The Securities

Section 1.01.

The Securities.  Subject to the terms and conditions hereof and to acceptance by the Company, the Investor hereby offers to purchase __________ shares as stated in §1.02.  The price is payable in full by wire transfer in accordance with the instructions set forth below. Such funds will be marked for the Investor's benefit, and will be returned promptly, without interest, penalty, expense or deduction, if this Agreement is not accepted by the Company, as described below.

The Company reserves the right until such time as the closing has occurred and the shares have been issued to reject the Investor's offer in whole or in part, for any reason, and to allocate less than the maximum number of Securities the Investor hereby offers to purchase.  Any sale of Securities to the Investor shall not be deemed to occur until the Investor's offer is accepted in writing by the Company evidenced by the Company's execution of this Subscription Agreement where indicated.  The Investor shall not have any recourse against the Company if a purchase offer is rejected in whole or in part. The Company shall reasonably notify the Investor in writing of the acceptance of a purchase offer. If the offer is rejected in whole or in part, the Company will promptly return to the Investor, without deduction or interest, all or a ratable portion of the subscription price, as the case may be, together with all executed documents tendered by the Investor. If the purchase offer is rejected in part only, the Investor shall immediately complete, execute, and deliver to the Company new subscription documents for the appropriate reduced amount.

Section 1.02.

Purchase Price.  The purchase price for the common stock shall be $0.65 per share.

Section 1.03.

Legends; Registration Under the Securities Act of 1933.  The Securities issued under this Agreement have not been registered under the Securities Act of 1933, as amended (the "Act").  Each of the Securities shall bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE OFFERED AND SOLD PURSUANT TO REGULATION D OF THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION AND MAY NOT BE RESOLD UNLESS REGISTERED OR EXEMPTED FROM REGISTRATION.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i)  AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE OR EXEMPTION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

This Offering is not a public offering and is intended to be made pursuant to Section 4(2) of the Act and Rule 505 of Regulation D as promulgated by the Securities and Exchange Commission ("SEC") under the Act.  This Offering is intended to be exempt from the registration requirements of various state securities laws.

Section 1.04.

Resale Registration. The Company will undertake, by filing a registration statement within 30 days of the final closing of this Offering, to register the securities for re-sale. The Company shall use its commercially reasonable efforts to cause such re-sale registration statement to be declared effective within 180 days of the closing.  The Company shall not be responsible for costs or fees incurred by any investor in connection with any other registration nor with any resale of the Securities other than as set forth in Section 1.07 below.

Section 1.05.

Closing Date/Payment.  The purchase and sale of the Securities will take place at one or more closings (each referred to herein as the "Closing") at the Company offices at 10:00 AM, on a date on or before ________, 2010, unless the Company in its sole discretion, elects to delay Closing until on or before ________, 2010 as soon as practicable after all the conditions set forth in this Agreement have been satisfied (each, a "Closing Date"), or at such other location as the Investor and the Company shall agree. The closing may be held by the exchange of facsimile documents, original documents, digital documents and may be conducted by telephone or other electronic means. The Company shall retain its sole discretion to set the Closing Date. Payment of the purchase price will be made by the Investor concurrently with Investors' execution and deliver of this Agreement.

Transfer information is as follows:

i)   If you reside in the United States:

Beneficiary Bank: Bank of America Washington

   2504 E 29th Ave

   Spokane, WA 99223

Routing/ABA # 026009593

Beneficiary Account # 13721618

Name of Beneficiary: Global MobileTech, Inc.

Address: 25 West Cataldo, Suite A,

  Spokane, WA 99202

ii)    If you reside outside the United States:

Beneficiary Bank: CIMB Bank Berhad

    72A, A-1-G Block A Jaya One

    Jalan Universiti

    46200 Petaling Jaya

    Selangor

    Malaysia

SWIFT Code: CIBBMYKL

Name of Beneficiary: Info-Accent Sdn Bhd

Account Number: 12940000095058

Address:  1-5 Block A Jaya One

    72A Jalan Universiti

    46200 Petaling Jaya

    Selangor

    Malaysia

Section 1.06.

Delivery.  At the Closing, the Company shall issue to the Company's transfer agent an irrevocable instruction to issue the shares and shall provide to the transfer agent a customary opinion of counsel in connection with the issuance of such shares.  The Company shall provide to Investor on the closing date copies of the irrevocable letter and opinion of counsel, certified to be true and correct copies thereof by the Company's counsel.

Section 1.07.

Expenses.  Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement and the transactions contemplated hereby, including without limitation, the cost of any required filings under the Act, the Exchange Act or any "blue sky" laws, rules and regulations.

Article II

Representations and Warranties

Section 2.01.

Investor Representations and Warranties.  Each of the undersigned Investors hereby make each and every one of the following representations and warranties and each of the representations and warranties set forth on Exhibit A as if such exhibit were set forth herein in its entirety:

(a)

Investor has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein.  This Agreement constitutes the legal, valid and binding obligation of the Investor.

(b)

Investor covenants represents and warrants that the Securities are being purchased for the Investor’s own account and for investment purposes only, and without the intention of reselling or redistributing the same; he or she will not, and has made no agreement to, resell the Securities for a period of twelve (12) months from the date such securities are issued, unless a registration is declared effective for the resale of such shares, or a suitable opinion of counsel is provided to the company that registration is not required.  The Investor is aware that, in the view of the SEC, a purchase of such Securities with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation settlement of any loan obtained for the acquisition of such securities and for which such Securities were pledged, would represent an intent inconsistent with the representations set forth above.  The Investor further represents and agrees that if, contrary to the foregoing intentions, the Investor should later desire to dispose of or transfer any of such securities in any manner, the Investor shall not do so unless and until (i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) the Investor shall have first delivered to the Company a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the SEC to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

(c)

Seller acknowledges and agrees that all share certificates issued for the Securities purchased pursuant to this Agreement will bear the restrictive legend provided for by Section 1.03 and that the Company's transfer agent will not authorize the transfer of such Securities, in whole or in part, unless pursuant to a registration statement or pursuant to an applicable exemption from registration.

(d)

Investor covenants not to engage in hedging transactions unless in compliance with the Act.

(e)

Investor has reviewed this Agreement and Exhibit A attached hereto.

(f)

Investor has the financial ability to bear the economic risk of Investor's investment, can afford to sustain a complete loss of such investment, has adequate means of providing for Investor's current needs and personal contingencies and has no need for liquidity in Investor's Investment in the Company.

(g)

Investor will acquire the Securities for Investor's own account (or for the joint account of Investor and Investor's spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and Investor has no present intention of distributing or selling to others any of such interest or granting any participation therein, other than pursuant to an effective registration  statement under the Act.

(h)

Investor states that he is an accredited investor within the definition of  Regulation D and that the Accredited Investor Certification attached hereto as Exhibit A is true and correct.

(i)

Investor acknowledges the receipt of, and has reviewed, the Company's Confidential Private Placement Memorandum, Annual Report as of June 30, 2009 on Form 10K and Quarterly Report as of  March 31, 2010 on Form 10-Q.

(j)

Investor has been given the opportunity to ask questions of and to receive answers from persons acting on the Company's behalf concerning the terms and conditions of this transaction and also has been given the opportunity to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense.  As a result, the Investor is cognizant of the financial condition, capitalization, use of proceeds from this financing and the operations and financial condition of the Company, has available full information concerning its affairs and has been able to evaluate the merits and risks of the investment in the Securities. In evaluating the merits and suitability of this investment, the Investor has not relied upon any representation or other information (oral or written) other than as stated in the offering documents or as contained in documents or answers to questions so furnished to the Investor or the Advisors by the Company.

(k)

The Investor represents that an investment in the Securities is a suitable investment for him or her, taking into consideration the restrictions on transferability affecting the Securities, the Investor's investment objectives and financial needs.

(l)

The Investor understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act") or any state or foreign securities laws and are restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Act and under applicable state statutes.  Investor understands he may only be able to resell the securities at such time that a registration governing the resale of such securities is declared effective or pursuant to an exemption from registration, including Rule 144.

(m)

The Investor acknowledges and agrees that no representations or warranties have been made to the Investor by the Company, any selling agent of the Company, or any agent, employee, or affiliate of the Company or such selling agent.

(n)

The Investor, in reaching a decision to subscribe, has such knowledge and experience in financial and business matters that the Investor is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Units and has the net worth to undertake such risks.

(o)

The Investor was not offered or sold the Units, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to, the following:  (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) to the knowledge of the undersigned, any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(p)

The information contained in this Agreement is true, complete and correct in all material respects as of the date hereof; the Investor understands that the Company's determination that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), which is based upon non-public offerings and applicable to the offer and sale of the Units, is based, in part, upon the representations, warranties, and agreements made by the Investor herein; and the Investor consents to the disclosure of any such information, and any other information furnished to the Company, to any governmental authority, self-regulatory organization, or, to the extent required by law, to any other person.

(q)

The Investor certifies, under penalties of perjury, that the Investor is NOT subject to the backup withholding provisions of Section 3406(a)(i)(C) of the Internal Revenue Code.

(r)

The Investor represents and warrants that the Investor is a bona fide resident of, is domiciled in and received the offer and made the decision to invest in the Units in the state set forth on the signature page hereof, and the Securities are being purchased by the Investor in the Investor’s name solely for the Investor’s own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in Exhibit A of this Agreement.

(s)

The Investor and the Investor's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors"), have received this Agreement and all other documents requested by Investor, have carefully reviewed them and understand the information contained therein and have reviewed this information with Investor prior to Investor signing this Agreement.

(t)

The Investor has obtained, to the extent the Investor deems necessary, the Investor’s own personal professional advice with respect to the risks inherent in the investment in the securities, and the suitability of an investment in the Units in light of the Investor's financial condition and investment needs.

(u)

Neither the Securities and Exchange Commission nor any state securities commission has approved the shares of Common Stock issuable hereunder, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the offering documents.  The offering documents have not been reviewed by any Federal, state, provincial or other regulatory authority.

(v)

All documents, records and books pertaining to the investment in the securities have been made available for inspection by such Investor and the Advisors, if any.

Article III

Conditions to the Investor's Obligations

Section 3.01.

Conditions.  The obligation of the Investor to purchase the Securities at the Closing is subject to the following conditions:

(a)

There shall be no preliminary or permanent injunction or other order, decree or ruling  issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Securities.

(b)

This Agreement covering the purchase of the Securities shall have been fully executed and delivered to the Investor.

Article IV

Conditions to the Company's Obligations

Section 4.01.

Conditions.  The obligation of the Company to sell the Securities at the Closing is subject to the following conditions:

(a)

The representations and warranties of each of the Investors contained herein shall be true and correct in material respects on and as of the Closing Date.

(b)

There shall be no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, nor any statute, rule, regulation or order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining the sale or purchase of the Securities.

Article V

Indemnification

Section 5.01.

Indemnification.

(a)

The Company hereby agrees to indemnify and hold harmless each Investor, its stockholders, directors, partners, employees, agents and each person, if any, who controls such Investor within the meaning of the Act, against any and all losses, claims, damages or liabilities to which such Investor or any such stockholder, director, partner, employee, agent or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained herein, in the Securities or in any statement made to or in any filing with the SEC or to or with any state securities commission, bureau or office (including any amendments thereto), or arise out of or based upon the omission or alleged omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading (unless such statements are made or omitted in reliance upon and in conformity with written information furnished to the Company with respect to such Investor by such Investor expressly for use herein or therein or any amendment hereof or supplement hereto), or any violation by the Company of the Act or state "blue sky" laws, or any breach by the Company of its obligations, representations or warranties hereunder or under the Securities and will reimburse such Investor or any such stockholder, director, partner, employee, agent or controlling person for any legal or other expenses reasonably incurred by such Investor or any stockholder, director, partner, employee, agent or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

(b)

Each Investor hereby agrees to indemnify and hold harmless the Company and its respective stockholders, directors, officers, employees, attorneys, agents and each person, if any, who controls any of the foregoing within the meaning of the Act, against any and all losses, claims, damages or liabilities, to which the Company or any of the Company's stockholders, directors, officers, employees, attorneys, agents or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any authorized written statement with respect to the offering made by the Investor, its stockholders, directors, partners, managers, officers, agents or employees, or any breach by such Investor of its obligations, representations or warranties hereunder, and will reimburse the Company or such stockholders, directors, officers, employees, attorneys, agents or controlling persons for any legal or other expenses reasonably incurred by the Company or such employees, agents or controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action.

(c)

Promptly after receipt by an indemnified party under either subparagraph (a) or (b), as the case may be, of the notice of commencement of any action covered by subparagraph (a) or (b), such indemnified party shall within five business days notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify such indemnified party except to the extent such indemnifying part has been materially prejudiced by such omission, shall not relieve the indemnifying party of its obligation to indemnify  any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification.  In the event that any action is brought against the indemnified party, and it shall notify the indemnifying party in a timely manner, the indemnifying party will be entitled to participate in such action and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it.  After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not by liable to such indemnified party under such subparagraph for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expenses, participate in such defense by counsel chosen by it without, however, impairing the indemnifying party's control of the defense.  Notwithstanding anything to the contrary contained herein, the indemnified party shall have the right to choose its own counsel and control the  defense of any action, all at the reasonable expense of the indemnifying party, if (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party shall have reasonably conclude that there may be defenses available to such indemnified party that differ from the defenses available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party), in any of which events such reasonable fees and expenses of one additional counsel shall be borne by the indemnifying party.  No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)

In order to provide for just and equitable contribution under the Act in any case in which (i) any indemnified party makes a claim for indemnification pursuant to this paragraph but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of the time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact the this paragraph provides for indemnification in such case, or (ii) contribution under the Act is required on the part of any such person in circumstances for which indemnification is provided under this paragraph, then, in each such case, the relevant Investor shall contribute to the aggregate losses, claims, damages or liabilities to which it may be subject (after any  contributions from others) in the same proportion as the amount of the purchase by such Investor pursuant to this Agreement bears to the aggregate offering of the Securities, and the Company shall be responsible for the remaining portion thereof; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Article VI

Notices

Section 6.01.  Notices.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and, except as expressly provided in Section 4.01(b) hereof, delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication.  Notices shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing.  Notices shall be sent to the addresses set forth below:

If to the Company:

25 West Cataldo, Suite A

Spokane, WA 99202

If to the Investor:

At the address set forth on the signature page hereto.

Article VII

Miscellaneous

Section 7.01.

(a)

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)

This Agreement represents the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior to contemporaneous oral and prior written agreements and understandings. This Agreement may not be modified or amended nor may any right be waived except by a writing signed by the party against whom the modification or waiver is sought to be enforced.

(c)

The captions and headings contained herein are solely for convenience of reference and do not constitute a part of this Agreement.

(d)

Exhibit A attached hereto is hereby incorporated herein as if such exhibit were fully set forth herein in its entirety.  Exhibit A is hereby expressly made a part of this Agreement.

(e)

The terms of the offering and of the Securities may only be amended or modified by the agreement of Investor subscribing for the Securities.

(f)

This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado relating to contracts entered into and to be performed wholly within such State. The Investor hereby irrevocably submits to the jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and the Investor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court.  The Investor further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum.  The Investor further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. THE INVESTOR AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(g)

This Agreement constitutes the entire agreement between the Investor and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.  The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(h)

The Investor's representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Common Stock.

(i)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

EXHIBIT A

Accredited Investor Certification

(Initial the appropriate item(s))

(i)

The Investor is a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

(ii)

The Investor is a natural person whose individual net worth (i.e. total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Common Stock be in excess of $1,000,000;

(iii)

The Investor is a trust (other than a revocable grantor trust), which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Common Stock offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Common Stock;

(iv)

The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income security Act of 1974, and either (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or a registered investment adviser; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, including an Individual Retirement Account, with the meaning of Title I of such act, and the person directing the purchase is an Accredited Investor.

*NOTE. If the Investor is relying solely on Item (iv) for its Accredited Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.

(v)

The Investor is an investor otherwise satisfying the requirements of Sections 501(a)(l), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D;

(vi)

The Investor is a director or executive officer of Global MobileTech, Inc.; or

(vii)

The Investor is an entity (including an IRA or revocable grantor trust but other than a conventional trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

GLOBAL MOBILETECH, INC.

SIGNATURE PAGE

Subscriber hereby elects to subscribe under this Subscription Agreement for a total of $_________ of Common Stock (NOTE: to be completed by subscriber).

Date (NOTE: To be completed by subscriber):  __________________

Please indicate (circle one) whether the Investor is investing as a(n):

INDIVIDUAL

JOINT TENANTS

TENANTS IN COMMON

COMMUNITY PROPERTY

PARTNERSHIP

CORPORATION

TRUST

LIMITED LIABILITY COMPANY

Please fill out this section if the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY (If the investment is being made as JOINT TENANTS, TENANTS IN COMMON, or as COMMUNITY PROPERTY, please be sure to fill out this section for all Investors named):

____________________________

______________________________

Print Name(s)

Social Security Number(s)

____________________________

______________________________

Print Name(s) (if more than 1

Social Security Number(s)

individual)

____________________________

______________________________

Signature(s) of Investor(s)

Signature

____________________________

______________________________

Date

Address

Please fill out this section if the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________

______________________________

Name of Partnership,

Federal Taxpayer

Corporation, Limited

Identification Number

Liability Company or

Trust

By: ________________________

______________________________

Name: _____________________

State of Organization

Title: _______________________

Address:  _________________________________________________________

                _________________________________________________________

SUBSCRIPTION FOR $______________ OF COMMON STOCK

this _____ day of ________________, 2010

ACCEPTANCE

The foregoing subscription is hereby accepted and receipt of payment is hereby acknowledged.

Dated:  ______________________

Global MobileTech, Inc.

By:____________________________________

        Authorized Officer